Strategy Shares Gold Enhanced Yield ETF (the “Fund”) Cboe Ticker: GOLY

January 30, 2025

The information in this Supplement amends certain information contained in the Fund’s current Prospectus and Summary Prospectus, each dated January 5, 2025.

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The Average Annual Total Returns table contained under the section of the Fund’s Prospectus and Summary Prospectus entitled “FUND SUMMARY – Performance” is hereby replaced with the following:

Average Annual Total Returns

(For fiscal year or period ended December 31, 2024)

	1 Year	Since Inception (May 17, 2021)
Return Before Taxes	19.92%	1.81%
Return After Taxes on Distributions	18.36%	0.70%
Return After Taxes on Distributions and Sale of Fund Shares	11.76%	0.87%
Bloomberg U.S. Aggregate Bond Index* (reflects no deduction for fees, expenses or taxes)	1.25%	(1.66)%
Bloomberg U.S. Corporate TR Index* (reflects no deduction for fees, expenses or taxes)	2.13%	(1.17)%
*	The Fund has changed its primary benchmark from the Bloomberg U.S. Corporate TR Index to the Bloomberg U.S. Aggregate Bond Index to comply with new regulatory requirements.

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You should read this Supplement in conjunction with the Fund’s Prospectus, Summary Prospectus, and Statement of Additional Information, each dated January 5, 2025, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at (855) 4SS-ETFS or (855) 477-3837, or by writing to the Fund at 36 North New York Avenue, Huntington, NY 11743.

Please retain this Supplement for future reference.

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